EXHIBIT 32.1


                             CERTIFICATION PURSUANT
                           TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                     BY THE
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


         In connection with the Quarterly Report of LION, Inc. (the "Registrant") on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on August 14, 2003, hereof (the "Report"), each of David Stedman, Chief Executive Officer, and Steve Thomson, Chief Financial Officer, of LION, Inc., a Washington corporation (the "Company"), hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuanT to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10 - QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10 - QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




CHIEF EXECUTIVE OFFICER             CHIEF FINANCIAL OFFICER


/s/ David Stedman                           /s/ Steve Thomson
------------------------                    -------------------------
David Stedman                               Steve Thomson

August 14, 2003                             August 14, 2003
------------------------                    -------------------------










                                        1